SUPPLEMENT DATED MAY 1, 2012
TO PROSPECTUS DATED MAY 1, 2004

Variable Protector
Issued through
Variable Life Account A of Transamerica Life Insurance Company
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Investment Options:

Please note the following changes to the underlying portfolios for your Policy:

Effective 4-30-2012:

Invesco V.I. Capital Appreciation Fund merged into Invesco Van Kampen V.I. Capital Growth Fund and the merged fund changed its name to Invesco Van Kampen V.I. American Franchise Fund.

Please see the investment options prospectus for any changes regarding the change.

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The following paragraph is added to the section entitled “Disruptive Trading and Market Timing” after the second paragraph under “Deterrence”:

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios).  Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

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PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2004 PRODUCT PROSPECTUS